Supplement dated October 28, 2005
to Prospectus Supplement dated October 18, 2005
to Prospectus dated June 24, 2005


                                  $379,317,441
                                  (Approximate)

               Bear Stearns Asset Backed Securities Trust 2005-SD4
                                     Issuer

               Mortgage Pass-Through Certificates, Series 2005-SD4

                            EMC Mortgage Corporation
                           Seller and Master Servicer

                   Bear Stearns Asset Backed Securities I LLC
                                    Depositor

      --------------------------------------------------------------------

Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Prospectus Supplement dated October 18, 2005.

1. The aggregate principal balance of the Mortgage Pass-Through Certificates, Series 2005-SD4, set forth on the front and back cover of the Prospectus Supplement is hereby deleted and replaced with $379,317,441.

2. The Original Certificate Principal Balances of the Class I-A-1, Class I-A-2 and Class I-PO Certificates set forth on the front cover of the Prospectus Supplement are hereby deleted in their entirety and replaced with the following:



                             Original Certificate
             Class             Principal Balance
           -----------       -------------------
           Class I-A-1         $ 117,548,000
           Class I-A-2         $  61,795,000
           Class I-PO          $   9,734,441

3. The table on page S-99 reflecting the pre-tax yield to maturity on the Class I-X Certificates to various constant rates of prepayment on the group I mortgage loans, and the assumed purchase price reflected thereon, are hereby deleted in their entirety and replaced with the following:

         Class                                     Price*
         -----                                     ------
         Class I-X...............................  0.599730%

         * The price does not include accrued interest. Accrued interest has been added to the price in calculating the yield set forth in the table below.

            Sensitivity of the Class I-X Certificates to Prepayments
                          (Pre-tax Yields to Maturity)

                                                                      Percentage of CPR
                                           ----------------------------------------------------------------------
         Class                               0%           10%          20%         30%          40%          50%
         -----
         Class I-X...................      113.81%      97.97%       81.21%       63.34%      44.12%       23.19%

4. The pre-tax yield to maturity table on page S-100, showing the sensitivity of the Class I-PO Certificates to prepayments on the group I mortgage loans, is hereby deleted in its entirety and replaced with the following:

            Sensitivity of the Class I-PO Certificates to Prepayments
                          (Pre-tax Yields to Maturity)

                                                                      Percentage of CPR
                                           ----------------------------------------------------------------------
         Class                               0%           10%          20%         30%          40%          50%
         -----
         Class I-PO..................       1.98%        5.17%        9.73%       15.30%      22.05%       30.43%

5. The table on page S-104 showing the approximate characteristics of the group I mortgage loans is hereby deleted in its entirety and replaced with the following:


                                                               Group I

                                                                        Original     Remaining      Remaining          Remaining
Mortgage                                      Gross          Net      Amortization  Amortization     Term of         Interest Only
  Loan      Original         Current         Mortgage      Mortgage      Term         Term         Maturity    Loan     Period
 Number    Balance($)       Balance ($)      Rate (%)      Rate (%)   (in months)   (in months)   (in months)  Type   (in months)
 ------    ----------       -----------      --------      --------   -----------   -----------   -----------  ----   ---------
    1      1,154,900.00    1,118,811.50  7.9560745923   7.4460745923     360           323           143      Fixed       N/A
    2     28,997,219.43   28,421,892.88  6.4930909566   6.1849932536     350           340           340      Fixed       N/A
    3    135,299,786.54  132,509,180.06  5.9431811587   5.5657451188     340           327           327      Fixed       N/A
    4     47,131,181.21   46,153,450.42  7.2165753338   6.8434774186     353           333           333      Fixed       N/A
    5        760,000.00      760,000.00  6.7500000000   6.2400000000     360           349           349      Fixed       109
    6      1,122,850.00    1,122,267.69  5.7402285390   5.2302285390     415           408           408      Fixed       86


6. The tables on pages S-108 through S-113 showing the percent of the initial certificate principal balance of each class of group I certificates that would be outstanding, at the respective percentages of CPR, are hereby deleted in their entirety and replaced with the following:


                                     Percent of the Initial Class Certificate Principal Balance
                                                at the Respective Percentages of CPR
                              -------------------------------------------------------------------------
                                                             Class I-A-1
                              -------------------------------------------------------------------------
                                                           CPR Percentage
                              -------------------------------------------------------------------------

Distribution Date in:                                  0%           10%           30%          40%           50%
---------------------                                  --           ---           ---          ---           ---

Initial Percentage                                    100           100           100          100           100
September 2006................................         99            88           65            54            43
September 2007................................         97            76           42            28            16
September 2008................................         95            66           25            12            2
September 2009................................         93            58           14            3             0
September 2010................................         92            50            6            0             0
September 2011................................         90            43            2            0             0
September 2012................................         87            37            *            0             0
September 2013................................         85            32            0            0             0
September 2014................................         83            28            0            0             0
September 2015................................         80            24            0            0             0
September 2016................................         77            21            0            0             0
September 2017................................         75            18            0            0             0
September 2018................................         72            16            0            0             0
September 2019................................         68            14            0            0             0
September 2020................................         65            12            0            0             0
September 2021................................         61            10            0            0             0
September 2022................................         57            8             0            0             0
September 2023................................         53            7             0            0             0
September 2024................................         49            6             0            0             0
September 2025................................         44            5             0            0             0
September 2026................................         39            4             0            0             0
September 2027................................         34            3             0            0             0
September 2028................................         28            2             0            0             0
September 2029................................         23            2             0            0             0
September 2030................................         16            1             0            0             0
September 2031................................         10            1             0            0             0
September 2032................................         3             *             0            0             0
September 2033................................         *             *             0            0             0
September 2034................................         *             *             0            0             0
September 2035................................         *             *             0            0             0
September 2036................................         *             *             0            0             0
September 2037................................         *             *             0            0             0
September 2038................................         *             *             0            0             0
September 2039................................         0             0             0            0             0
Weighted Average Life (in years)(1)...........      17.23          6.78         2.00          1.39          1.02
Weighted Average Life (in years)(1)(2)........      17.17          6.43         1.99          1.39          1.02
------------------
(1)     The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related  distribution  date,  (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
* Indicates a number that is greater than zero but less than 0.5%.


                                                                 3


                                     Percent of the Initial Class Certificate Principal Balance
                                                at the Respective Percentages of CPR
                              -------------------------------------------------------------------------
                                                             Class I-A-2
                              -------------------------------------------------------------------------
                                                           CPR Percentage
                              -------------------------------------------------------------------------

Distribution Date in:                                  0%           10%           30%          40%           50%
---------------------                                  --           ---           ---          ---           ---

Initial Percentage                                    100           100           100          100           100
September 2006................................         99            88           66            55            44
September 2007................................         98            77           42            28            16
September 2008................................         96            67           26            12            2
September 2009................................         95            58           14            3             0
September 2010................................         93            51            7            0             0
September 2011................................         91            44            2            0             0
September 2012................................         90            38            *            0             0
September 2013................................         88            33            0            0             0
September 2014................................         86            29            0            0             0
September 2015................................         83            25            0            0             0
September 2016................................         81            22            0            0             0
September 2017................................         77            19            0            0             0
September 2018................................         74            17            0            0             0
September 2019................................         71            14            0            0             0
September 2020................................         68            12            0            0             0
September 2021................................         65            11            0            0             0
September 2022................................         61            9             0            0             0
September 2023................................         57            8             0            0             0
September 2024................................         53            6             0            0             0
September 2025................................         49            5             0            0             0
September 2026................................         44            4             0            0             0
September 2027................................         39            3             0            0             0
September 2028................................         33            3             0            0             0
September 2029................................         28            2             0            0             0
September 2030................................         21            1             0            0             0
September 2031................................         15            1             0            0             0
September 2032................................         7             *             0            0             0
September 2033................................         1             *             0            0             0
September 2034................................         *             *             0            0             0
September 2035................................         0             0             0            0             0
September 2036................................         0             0             0            0             0
September 2037................................         0             0             0            0             0
September 2038................................         0             0             0            0             0
September 2039................................         0             0             0            0             0
Weighted Average Life (in years)(1)...........       18.12          6.94         2.01          1.39          1.02
Weighted Average Life (in years)(1)(2)........       18.00          6.55         2.00          1.39          1.02
------------------
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related  distribution  date,  (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
* Indicates a number that is greater than zero but less than 0.5%.


                                                                 4


                                     Percent of the Initial Class Certificate Principal Balance
                                                at the Respective Percentages of CPR
                              -------------------------------------------------------------------------
                                                             Class I-PO
                              -------------------------------------------------------------------------
                                                           CPR Percentage
                              -------------------------------------------------------------------------
Distribution Date in:                                   0%           10%           30%           40%           50%
---------------------                                   --           ---           ---           ---           ---

Initial Percentage                                     100           100           100           100           100
September 2006................................          99            89            69            59            49
September 2007................................          97            79            47            35            24
September 2008................................          95            69            33            21            12
September 2009................................          93            61            22            12             6
September 2010................................          92            54            15             7             3
September 2011................................          90            48            11             4             1
September 2012................................          87            42             7             2             1
September 2013................................          85            37             5             1             *
September 2014................................          83            32             3             1             *
September 2015................................          80            28             2             *             *
September 2016................................          77            24             2             *             *
September 2017................................          75            21             1             *             *
September 2018................................          71            18             1             *             *
September 2019................................          68            16             *             *             *
September 2020................................          65            13             *             *             *
September 2021................................          61            11             *             *             *
September 2022................................          57            10             *             *             *
September 2023................................          53             8             *             *             *
September 2024................................          49             7             *             *             *
September 2025................................          44             5             *             *             *
September 2026................................          39             4             *             *             *
September 2027................................          34             3             *             *             *
September 2028................................          28             3             *             *             *
September 2029................................          22             2             *             *             *
September 2030................................          16             1             *             *             *
September 2031................................           9             1             *             *             *
September 2032................................           2             *             *             *             0
September 2033................................           1             *             *             *             0
September 2034................................           *             *             *             *             0
September 2035................................           *             *             *             0             0
September 2036................................           *             *             *             0             0
September 2037................................           *             *             *             0             0
September 2038................................           *             *             *             0             0
September 2039................................           0             0             0             0             0
Weighted Average Life (in years)(1)...........         17.22        7.31          2.64          1.87          1.38
Weighted Average Life (in years)(1)(2)........         17.15        6.92          2.38          1.68          1.25
------------------
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related  distribution  date,  (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
* Indicates a number that is greater than zero but less than 0.5%.


                                                                 5


                                     Percent of the Initial Class Certificate Principal Balance
                                                at the Respective Percentages of CPR
                              -------------------------------------------------------------------------
                                                              Class I-B-1
                              -------------------------------------------------------------------------
                                                           CPR Percentage
                              -------------------------------------------------------------------------
Distribution Date in:                                  0%            10%           30%           40%           50%
---------------------                                  --            ---           ---           ---           ---

Initial Percentage                                     100           100           100           100            100
September 2006................................         99             99            99            99            99
September 2007................................         97             97            97            97            97
September 2008................................         96             96            96            96            96
September 2009................................         94             94            94            94            56
September 2010................................         92             92            92            68            27
September 2011................................         90             87            81            40            13
September 2012................................         88             82            69            24             7
September 2013................................         86             75            47            14             3
September 2014................................         84             67            32             8             2
September 2015................................         81             59            22             5             1
September 2016................................         79             51            15             3             *
September 2017................................         75             44            10             2             *
September 2018................................         73             38             7             1             *
September 2019................................         69             33             4             1             *
September 2020................................         66             28             3             *             *
September 2021................................         62             24             2             *             *
September 2022................................         59             20             1             *             *
September 2023................................         55             17             1             *             *
September 2024................................         50             14             1             *             *
September 2025................................         46             12             *             *             *
September 2026................................         41              9             *             *             *
September 2027................................         36              7             *             *             *
September 2028................................         30              6             *             *             *
September 2029................................         24              4             *             *             *
September 2030................................         18              3             *             *             *
September 2031................................         11              2             *             *             *
September 2032................................          4              1             *             *             *
September 2033................................          1              *             *             *             0
September 2034................................          *              *             *             *             0
September 2035................................          *              *             *             *             0
September 2036................................          *              *             *             *             0
September 2037................................          *              *             *             0             0
September 2038................................          *              *             *             0             0
September 2039................................          0              0             0             0             0
Weighted Average Life (in years)(1)...........      17.54          12.06          8.18          5.99          4.48
Weighted Average Life (in years)(1)(2)........      17.45          11.20          5.75          4.21          3.19
------------------
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related  distribution  date,  (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
* Indicates a number that is greater than zero but less than 0.5%.


                                                                 6


                                     Percent of the Initial Class Certificate Principal Balance
                                                at the Respective Percentages of CPR
                              -------------------------------------------------------------------------
                                                             Class I-B-2
                              -------------------------------------------------------------------------
                                                           CPR Percentage
                              -------------------------------------------------------------------------
Distribution Date in:                                   0%            10%           30%           40%           50%
---------------------                                   --            ---           ---           ---           ---

Initial Percentage                                     100           100           100           100            100
September 2006................................          99            99            99            99            99
September 2007................................          97            97            97            97            97
September 2008................................          96            96            96            96            96
September 2009................................          94            94            94            94            56
September 2010................................          92            92            92            68            27
September 2011................................          90            87            81            40            13
September 2012................................          88            82            69            24             7
September 2013................................          86            75            47            14             3
September 2014................................          84            67            32             8             2
September 2015................................          81            59            22             5             1
September 2016................................          79            51            15             3             *
September 2017................................          75            44            10             2             *
September 2018................................          73            38             7             1             *
September 2019................................          69            33             4             1             *
September 2020................................          66            28             3             *             *
September 2021................................          62            24             2             *             *
September 2022................................          59            20             1             *             *
September 2023................................          55            17             1             *             *
September 2024................................          50            14             1             *             *
September 2025................................          46            12             *             *             *
September 2026................................          41             9             *             *             *
September 2027................................          36             7             *             *             *
September 2028................................          30             6             *             *             *
September 2029................................          24             4             *             *             *
September 2030................................          18             3             *             *             *
September 2031................................          11             2             *             *             *
September 2032................................           4             1             *             *             *
September 2033................................           1             *             *             *             0
September 2034................................           *             *             *             *             0
September 2035................................           *             *             *             *             0
September 2036................................           *             *             *             *             0
September 2037................................           *             *             *             0             0
September 2038................................           *             *             *             0             0
September 2039................................           0             0             0             0             0
Weighted Average Life (in years)(1)...........       17.54         12.06          8.18          5.99          4.48
Weighted Average Life (in years)(1)(2)........       17.45         11.20          5.75          4.21          3.19
------------------
(1)     The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related  distribution  date,  (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
* Indicates a number that is greater than zero but less than 0.5%.


                                                                 7



                                     Percent of the Initial Class Certificate Principal Balance
                                                at the Respective Percentages of CPR
                              -------------------------------------------------------------------------
                                                             Class I-B-3
                              -------------------------------------------------------------------------
                                                           CPR Percentage
                              -------------------------------------------------------------------------
Distribution Date in:                                   0%           10%           30%           40%            50%
---------------------                                   --           ---           ---           ---            ---

Initial Percentage                                     100           100           100           100            100
September 2006................................          99            99            99            99            99
September 2007................................          97            97            97            97            97
September 2008................................          96            96            96            96            96
September 2009................................          94            94            94            94            56
September 2010................................          92            92            92            68            27
September 2011................................          90            87            81            40            13
September 2012................................          88            82            69            24             7
September 2013................................          86            75            47            14             3
September 2014................................          84            67            32             8             2
September 2015................................          81            59            22             5             1
September 2016................................          79            51            15             3             *
September 2017................................          75            44            10             2             *
September 2018................................          73            38             7             1             *
September 2019................................          69            33             4             1             *
September 2020................................          66            28             3             *             *
September 2021................................          62            24             2             *             *
September 2022................................          59            20             1             *             *
September 2023................................          55            17             1             *             *
September 2024................................          50            14             1             *             *
September 2025................................          46            12             *             *             *
September 2026................................          41             9             *             *             *
September 2027................................          36             7             *             *             *
September 2028................................          30             6             *             *             *
September 2029................................          24             4             *             *             *
September 2030................................          18             3             *             *             *
September 2031................................          11             2             *             *             *
September 2032................................           4             1             *             *             *
September 2033................................           1             *             *             *             0
September 2034................................           *             *             *             *             0
September 2035................................           *             *             *             *             0
September 2036................................           *             *             *             *             0
September 2037................................           *             *             *             0             0
September 2038................................           *             *             *             0             0
September 2039................................           0             0             0             0             0
Weighted Average Life (in years)(1)...........       17.54         12.06          8.18          5.99          4.48
Weighted Average Life (in years)(1)(2)........       17.45         11.20          5.75          4.21          3.19
------------------
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related  distribution  date,  (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
* Indicates a number that is greater than zero but less than 0.5%.

7. The termination date for each yield maintenance agreement, set forth on pages S-12, S-21, S-88 and S-100, is hereby replaced with the distribution date in January 2011. In addition and in connection therewith, Schedule B on pages B-1 through B-10 of the Prospectus Supplement, which sets forth the Schedule of Projected Principal Balances and corresponding Strike Rates with respect to each yield maintenance agreement, is hereby deleted in its entirety and replaced with the following:


                                                                                                                   Schedule B

                                              Schedule of Projected Principal Balances

                                      Group II Senior Certificates Yield Maintenance Agreement
                                      --------------------------------------------------------


               Distribution Date in:                 Projected Principal Balance                  Strike Rate
               --------------------                  ----------------------------                 -----------
               October 2005                                $155,072,000.00                            4.97%
               November 2005                                150,898,866.67                            5.12
               December 2005                                146,687,332.79                            5.12
               January 2006                                 142,551,740.66                            5.23
               February 2006                                138,588,497.12                            5.23
               March 2006                                   134,787,242.84                            5.32
               April 2006                                   131,073,548.46                            5.32
               May 2006                                     127,445,470.95                            5.32
               June 2006                                    123,901,715.38                            5.32
               July 2006                                    120,439,352.79                            5.42
               August 2006                                  117,056,689.86                            5.42
               September 2006                               113,751,983.41                            5.55
               October 2006                                 110,524,706.77                            5.55
               November 2006                                107,371,749.64                            5.55
               December 2006                                104,291,369.16                            5.60
               January 2007                                 101,282,335.10                            6.00
               February 2007                                 98,346,540.02                            6.00
               March 2007                                    95,476,574.30                            6.08
               April 2007                                    92,672,638.04                            6.08
               May 2007                                      89,933,619.28                            6.15
               June 2007                                     87,257,662.26                            6.15
               July 2007                                     84,643,140.08                            6.32
               August 2007                                   82,088,785.91                            6.32
               September 2007                                79,590,443.19                            6.45
               October 2007                                  77,149,032.09                            6.45
               November 2007                                 74,763,717.65                            6.45
               December 2007                                 72,433,236.37                            6.45
               January 2008                                  70,156,503.64                            6.72
               February 2008                                 67,930,668.52                            6.81
               March 2008                                    65,756,111.65                            6.81
               April 2008                                    63,631,720.31                            6.88
               May 2008                                      61,556,040.91                            6.88
               June 2008                                     59,528,194.59                            6.88
               July 2008                                     57,547,102.82                            7.03
               August 2008                                   55,611,740.88                            7.22
               September 2008                                53,721,081.95                            7.22


                                                                  9


               Distribution Date in:                 Projected Principal Balance                  Strike Rate
               --------------------                  ----------------------------                 -----------

               October 2008                                  51,874,075.14                            7.33
               November 2008                                 51,874,075.14                            7.33
               December 2008                                 51,874,075.14                            7.39
               January 2009                                  51,692,723.60                            7.39
               February 2009                                 50,490,479.89                            7.45
               March 2009                                    49,315,888.18                            7.45
               April 2009                                    48,168,425.16                            7.52
               May 2009                                      47,047,467.51                            7.99
               June 2009                                     45,954,479.10                            8.17
               July 2009                                     44,881,982.58                            8.29
               August 2009                                   43,834,300.83                            8.29
               September 2009                                42,807,896.56                            8.58
               October 2009                                  41,802,292.60                            8.67
               November 2009                                 40,820,064.27                            8.67
               December 2009                                 39,860,462.86                            8.67
               January 2010                                  38,922,872.76                            8.80
               February 2010                                 38,006,800.82                            8.80
               March 2010                                    37,111,741.12                            8.80
               April 2010                                    36,237,524.02                            9.35
               May 2010                                      35,383,688.12                            9.49
               June 2010                                     34,549,416.71                            9.65
               July 2010                                     33,734,588.30                            9.75
               August 2010                                   32,938,753.42                            9.75
               September 2010                                32,161,487.02                            9.75
               October 2010                                  31,402,345.33                            9.75
               November 2010                                 30,660,909.19                            9.75
               December 2010                                 29,936,769.09                            9.75
               January 2011                                  29,229,524.93                            9.75



                                                                 10


                                              Class II-M-1 Yield Maintenance Agreement

               Distribution Date in:                 Projected Principal Balance              Strike Rate
               --------------------                  ---------------------------              -----------
               October 2005                                 $11,457,000.00                           4.87%
               November 2005                                 11,457,000.00                           5.02
               December 2005                                 11,457,000.00                           5.02
               January 2006                                  11,457,000.00                           5.13
               February 2006                                 11,457,000.00                           5.13
               March 2006                                    11,457,000.00                           5.22
               April 2006                                    11,457,000.00                           5.22
               May 2006                                      11,457,000.00                           5.22
               June 2006                                     11,457,000.00                           5.22
               July 2006                                     11,457,000.00                           5.32
               August 2006                                   11,457,000.00                           5.32
               September 2006                                11,457,000.00                           5.45
               October 2006                                  11,457,000.00                           5.45
               November 2006                                 11,457,000.00                           5.45
               December 2006                                 11,457,000.00                           5.50
               January 2007                                  11,457,000.00                           5.90
               February 2007                                 11,457,000.00                           5.90
               March 2007                                    11,457,000.00                           5.98
               April 2007                                    11,457,000.00                           5.98
               May 2007                                      11,457,000.00                           6.05
               June 2007                                     11,457,000.00                           6.05
               July 2007                                     11,457,000.00                           6.22
               August 2007                                   11,457,000.00                           6.22
               September 2007                                11,457,000.00                           6.35
               October 2007                                  11,457,000.00                           6.35
               November 2007                                 11,457,000.00                           6.35
               December 2007                                 11,457,000.00                           6.35
               January 2008                                  11,457,000.00                           6.62
               February 2008                                 11,457,000.00                           6.71
               March 2008                                    11,457,000.00                           6.71
               April 2008                                    11,457,000.00                           6.78
               May 2008                                      11,457,000.00                           6.78
               June 2008                                     11,457,000.00                           6.78
               July 2008                                     11,457,000.00                           6.93
               August 2008                                   11,457,000.00                           7.12
               September 2008                                11,457,000.00                           7.12
               October 2008                                  11,457,000.00                           7.23
               November 2008                                 11,457,000.00                           7.23
               December 2008                                 10,449,918.97                           7.29
               January 2009                                   9,182,014.01                           7.29
               February 2009                                  8,968,463.29                           7.35
               March 2009                                     8,759,824.30                           7.35
               April 2009                                     8,556,004.10                           7.42
               May 2009                                       8,356,891.96                           7.89
               June 2009                                      8,162,747.90                           8.07
               July 2009                                      7,972,243.76                           8.19
               August 2009                                    7,786,147.38                           8.19


                                                                 11


               Distribution Date in:                 Projected Principal Balance              Strike Rate
               --------------------                  ---------------------------              -----------

               September 2009                                 7,603,830.46                           8.48
               October 2009                                   7,425,208.22                           8.57
               November 2009                                  7,250,738.13                           8.57
               December 2009                                  7,080,287.19                           8.57
               January 2010                                   6,913,746.04                           8.70
               February 2010                                  6,751,027.10                           8.70
               March 2010                                     6,592,040.49                           8.70
               April 2010                                     6,436,756.09                           9.25
               May 2010                                       6,285,091.93                           9.39
               June 2010                                      6,136,902.96                           9.55
               July 2010                                      5,992,167.58                           9.65
               August 2010                                    5,850,805.96                           9.65
               September 2010                                 5,712,742.61                           9.65
               October 2010                                   5,577,898.68                           9.65
               November 2010                                  5,446,199.74                           9.65
               December 2010                                  5,317,573.04                           9.65
               January 2011                                   5,191,947.51                           9.65


                                                                 12



                                              Class II-M-2 Yield Maintenance Agreement

               Distribution Date in:                 Projected Principal Balance              Strike Rate
               --------------------                  ---------------------------              -----------
               October 2005                                 $5,052,000.00                            4.57%
               November 2005                                 5,052,000.00                            4.72
               December 2005                                 5,052,000.00                            4.72
               January 2006                                  5,052,000.00                            4.83
               February 2006                                 5,052,000.00                            4.83
               March 2006                                    5,052,000.00                            4.92
               April 2006                                    5,052,000.00                            4.92
               May 2006                                      5,052,000.00                            4.92
               June 2006                                     5,052,000.00                            4.92
               July 2006                                     5,052,000.00                            5.02
               August 2006                                   5,052,000.00                            5.02
               September 2006                                5,052,000.00                            5.15
               October 2006                                  5,052,000.00                            5.15
               November 2006                                 5,052,000.00                            5.15
               December 2006                                 5,052,000.00                            5.20
               January 2007                                  5,052,000.00                            5.60
               February 2007                                 5,052,000.00                            5.60
               March 2007                                    5,052,000.00                            5.68
               April 2007                                    5,052,000.00                            5.68
               May 2007                                      5,052,000.00                            5.75
               June 2007                                     5,052,000.00                            5.75
               July 2007                                     5,052,000.00                            5.92
               August 2007                                   5,052,000.00                            5.92
               September 2007                                5,052,000.00                            6.05
               October 2007                                  5,052,000.00                            6.05
               November 2007                                 5,052,000.00                            6.05
               December 2007                                 5,052,000.00                            6.05
               January 2008                                  5,052,000.00                            6.32
               February 2008                                 5,052,000.00                            6.41
               March 2008                                    5,052,000.00                            6.41
               April 2008                                    5,052,000.00                            6.48
               May 2008                                      5,052,000.00                            6.48
               June 2008                                     5,052,000.00                            6.48
               July 2008                                     5,052,000.00                            6.63
               August 2008                                   5,052,000.00                            6.82
               September 2008                                5,052,000.00                            6.82
               October 2008                                  5,052,000.00                            6.93
               November 2008                                 4,720,322.84                            6.93
               December 2008                                 4,145,229.27                            6.99
               January 2009                                  4,048,837.81                            6.99
               February 2009                                 3,954,671.95                            7.05
               March 2009                                    3,862,671.94                            7.05
               April 2009                                    3,772,796.78                            7.12
               May 2009                                      3,684,997.66                            7.59
               June 2009                                     3,599,389.23                            7.77
               July 2009                                     3,515,385.83                            7.89
               August 2009                                   3,433,326.05                            7.89


                                                                 13


               Distribution Date in:                 Projected Principal Balance              Strike Rate
               --------------------                  ---------------------------              -----------

               September 2009                                3,352,932.83                            8.18
               October 2009                                  3,274,168.80                            8.27
               November 2009                                 3,197,235.67                            8.27
               December 2009                                 3,122,074.79                            8.27
               January 2010                                  3,048,637.95                            8.40
               February 2010                                 2,976,886.52                            8.40
               March 2010                                    2,906,780.88                            8.40
               April 2010                                    2,838,307.74                            8.95
               May 2010                                      2,771,430.96                            9.09
               June 2010                                     2,706,086.56                            9.25
               July 2010                                     2,642,265.05                            9.35
               August 2010                                   2,579,931.20                            9.35
               September 2010                                2,519,051.73                            9.35
               October 2010                                  2,459,591.88                            9.35
               November 2010                                 2,401,518.82                            9.35
               December 2010                                 2,344,800.47                            9.35
               January 2011                                  2,289,405.50                            9.35



                                                                 14


                                              Class II-M-3 Yield Maintenance Agreement

               Distribution Date in:                 Projected Principal Balance              Strike Rate
               --------------------                  ---------------------------              -----------
               October 2005                                 $2,526,000.00                            4.07%
               November 2005                                 2,526,000.00                            4.22
               December 2005                                 2,526,000.00                            4.22
               January 2006                                  2,526,000.00                            4.33
               February 2006                                 2,526,000.00                            4.33
               March 2006                                    2,526,000.00                            4.42
               April 2006                                    2,526,000.00                            4.42
               May 2006                                      2,526,000.00                            4.42
               June 2006                                     2,526,000.00                            4.42
               July 2006                                     2,526,000.00                            4.52
               August 2006                                   2,526,000.00                            4.52
               September 2006                                2,526,000.00                            4.65
               October 2006                                  2,526,000.00                            4.65
               November 2006                                 2,526,000.00                            4.65
               December 2006                                 2,526,000.00                            4.70
               January 2007                                  2,526,000.00                            5.10
               February 2007                                 2,526,000.00                            5.10
               March 2007                                    2,526,000.00                            5.18
               April 2007                                    2,526,000.00                            5.18
               May 2007                                      2,526,000.00                            5.25
               June 2007                                     2,526,000.00                            5.25
               July 2007                                     2,526,000.00                            5.42
               August 2007                                   2,526,000.00                            5.42
               September 2007                                2,526,000.00                            5.55
               October 2007                                  2,526,000.00                            5.55
               November 2007                                 2,526,000.00                            5.55
               December 2007                                 2,526,000.00                            5.55
               January 2008                                  2,526,000.00                            5.82
               February 2008                                 2,526,000.00                            5.91
               March 2008                                    2,526,000.00                            5.91
               April 2008                                    2,526,000.00                            5.98
               May 2008                                      2,526,000.00                            5.98
               June 2008                                     2,526,000.00                            5.98
               July 2008                                     2,526,000.00                            6.13
               August 2008                                   2,526,000.00                            6.32
               September 2008                                2,526,000.00                            6.32
               October 2008                                  2,526,000.00                            6.43
               November 2008                                 2,121,949.32                            6.43
               December 2008                                 2,072,614.63                            6.49
               January 2009                                  2,024,418.91                            6.49
               February 2009                                 1,977,335.98                            6.55
               March 2009                                    1,931,335.97                            6.55
               April 2009                                    1,886,398.39                            6.62
               May 2009                                      1,842,498.83                            7.09
               June 2009                                     1,799,694.61                            7.27
               July 2009                                     1,757,692.92                            7.39
               August 2009                                   1,716,663.03                            7.39


                                                                 15


               Distribution Date in:                 Projected Principal Balance              Strike Rate
               --------------------                  ---------------------------              -----------

               September 2009                                1,676,466.42                            7.68
               October 2009                                  1,637,084.40                            7.77
               November 2009                                 1,598,617.83                            7.77
               December 2009                                 1,561,037.40                            7.77
               January 2010                                  1,524,318.98                            7.90
               February 2010                                 1,488,443.26                            7.90
               March 2010                                    1,453,390.44                            7.90
               April 2010                                    1,419,153.87                            8.45
               May 2010                                      1,385,715.48                            8.59
               June 2010                                     1,353,043.28                            8.75
               July 2010                                     1,321,132.52                            8.85
               August 2010                                   1,289,965.60                            8.85
               September 2010                                1,259,525.86                            8.85
               October 2010                                  1,229,795.94                            8.85
               November 2010                                 1,200,759.41                            8.85
               December 2010                                 1,172,400.24                            8.85
               January 2011                                  1,144,702.75                            8.85


                                                                 16


                                              Class II-M-4 Yield Maintenance Agreement

               Distribution Date in:                 Projected Principal Balance              Strike Rate
               --------------------                  ---------------------------              -----------
               October 2005                                    $902,000.00                           3.27%
               November 2005                                    902,000.00                           3.42
               December 2005                                    902,000.00                           3.42
               January 2006                                     902,000.00                           3.53
               February 2006                                    902,000.00                           3.53
               March 2006                                       902,000.00                           3.62
               April 2006                                       902,000.00                           3.62
               May 2006                                         902,000.00                           3.62
               June 2006                                        902,000.00                           3.62
               July 2006                                        902,000.00                           3.72
               August 2006                                      902,000.00                           3.72
               September 2006                                   902,000.00                           3.85
               October 2006                                     902,000.00                           3.85
               November 2006                                    902,000.00                           3.85
               December 2006                                    902,000.00                           3.90
               January 2007                                     902,000.00                           4.30
               February 2007                                    902,000.00                           4.30
               March 2007                                       902,000.00                           4.38
               April 2007                                       902,000.00                           4.38
               May 2007                                         902,000.00                           4.45
               June 2007                                        902,000.00                           4.45
               July 2007                                        902,000.00                           4.62
               August 2007                                      902,000.00                           4.62
               September 2007                                   902,000.00                           4.75
               October 2007                                     902,000.00                           4.75
               November 2007                                    902,000.00                           4.75
               December 2007                                    902,000.00                           4.75
               January 2008                                     902,000.00                           5.02
               February 2008                                    902,000.00                           5.11
               March 2008                                       902,000.00                           5.11
               April 2008                                       902,000.00                           5.18
               May 2008                                         902,000.00                           5.18
               June 2008                                        902,000.00                           5.18
               July 2008                                        902,000.00                           5.33
               August 2008                                      902,000.00                           5.52
               September 2008                                   902,000.00                           5.52
               October 2008                                     902,000.00                           5.63
               November 2008                                    757,719.04                           5.63
               December 2008                                    740,102.30                           5.69
               January 2009                                     722,892.26                           5.69
               February 2009                                    706,079.59                           5.75
               March 2009                                       689,653.62                           5.75
               April 2009                                       673,607.03                           5.82
               May 2009                                         657,931.09                           6.29
               June 2009                                        642,646.30                           6.47
               July 2009                                        627,648.06                           6.59
               August 2009                                      612,996.85                           6.59


                                                                 17


               Distribution Date in:                 Projected Principal Balance              Strike Rate
               --------------------                  ---------------------------              -----------

               September 2009                                   598,643.19                           6.88
               October 2009                                     584,580.42                           6.97
               November 2009                                    570,844.53                           6.97
               December 2009                                    557,425.07                           6.97
               January 2010                                     544,313.43                           7.10
               February 2010                                    531,502.70                           7.10
               March 2010                                       518,985.82                           7.10
               April 2010                                       506,760.41                           7.65
               May 2010                                         494,820.02                           7.79
               June 2010                                        483,153.22                           7.95
               July 2010                                        471,758.33                           8.05
               August 2010                                      460,629.05                           8.05
               September 2010                                   449,759.43                           8.05
               October 2010                                     439,143.28                           8.05
               November 2010                                    428,774.74                           8.05
               December 2010                                    418,648.07                           8.05
               January 2011                                     408,757.67                           8.05

                            Bear, Stearns & Co. Inc.

Until 90 days after the date of this Supplement, all dealers effecting transactions in the Certificates off,ered hereby, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.